UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:   (Date of earliest event reported):  June 3, 1999



                Huntingdon Life Sciences Group plc ("Huntingdon")
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             (Exact name of registrant as specified in its charter)


                                     England
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                 (State or other jurisdiction of incorporation)



                1-10173                               N/A
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  (Commission File Number)            (I.R.S. Employer Identification Number)




        Huntingdon Research Centre, Woolley Road, Alconbury, Huntingdon,
                            Cambs, PE 17 5HS, England
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                    (Address of principal executive offices)




Registrant's telephone number, including area code:  +44 (1480) 892000


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(Former name or former address, if changed since last report)

Item 4.  Change in Registrant's Certifying Accountant

Arthur Andersen had served as the auditors of Huntingdon Life Sciences Group plc (the "Company") since 6 November, 1995. The Company has appointed Deloitte & Touche as its auditors commencing with the 1999 fiscal year.

(a)      Previous auditors

         (1)    (i)  At the Company's Annual General Meeting held on June 3,
                     1999, Arthur Andersen did not seek re-appointment as the Company's auditors for the 1999 fiscal year.

               (ii) The reports of Arthur Andersen on the Company's financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

              (iii) The Company's Board of Directors approved the decision to change auditors.

               (iv) In connection with the audits of the Company's financial statements for each of its two most recent fiscal years and through the date of this report, there were no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the matter in connection with its report.

               (v) During the Company's two most recent fiscal years and through the date of this report, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

         (2) Arthur Andersen has furnished it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, which is annexed hereto as
                Exhibit 1.

(b)      New auditors

         (i) The Company engaged Deloitte & Touche as its new auditors as of June 3, 1999. During the Company's two most recent fiscal years and through the date of this report, neither the Company nor anyone else on its behalf consulted Deloitte & Touche regarding any of the matters or events set forth in Item 304(a)(2)(i) and
                (ii) of Regulation S-K.

                                  EXHIBIT INDEX

                       HUNTINGDON LIFE SCIENCES GROUP PLC


                           Current Report on Form 8-K
                               Dated 12 July, 1999





Exhibit No.       Description

    1 Letter from Arthur Andersen to the Company, dated 12 July 1999, regarding its agreement with the statements made in this current report on Form 8-K.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   HUNTINGDON LIFE SCIENCES GROUP PLC



                                   By:  /s/ Susan G Hide

                                   GROUP COMPANY SECRETARY




Dated:  12 July, 1999






















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